UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2016
Resource Real Estate Opportunity REIT II, Inc.
(Exact name of registrant as specified in its charter)

Maryland	80-0854717
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA, 19103
(Address of principal executive offices) (Zip code)

(215) 231-7050
(Registrant's telephone number, including area code)

(former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the securities Act (17CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, Resource Real Estate Opportunity REIT II, Inc. (which may be referred to as the “Registrant,” “we,” “our,” or “us”) hereby amends our Current Report on Form 8-K filed on March 29, 2016 to provide the required financial information relating to our acquisition of a multifamily community located in Austin, Texas known as the Austin Property, or Riverlodge ("Riverlodge"), as described in such Current Report.
After reasonable inquiry, we are not aware of any material factors relating to Riverlodge that would cause the reported revenues and certain operating expenses relating to it not to be necessarily indicative of future operating results.

Item 9.01.    Financial Statement and Exhibits.

a.	Financial Statements

		Page
	Independent Auditor's Report	1
	Statement of Revenues and Certain Operating Expenses for the Year Ended December 31, 2015	2
	Notes to Statement of Revenues and Certain Operating Expenses	3

b.	Pro Forma Financial Information
	Unaudited Pro Forma Consolidated Financial Information	4
	Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2015	5
	Notes to Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2015	6
	Unaudited Pro Forma Consolidated Statement of Comprehensive Loss for the Year Ended December 31, 2015	7
	Notes to Unaudited Pro Forma Consolidated Statement of Comprehensive Loss for the Year Ended December 31, 2015	8

c.	Not applicable

d.	Exhibit
	Exhibit 23.1 Consent of Independent Auditor

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE REAL ESTATE OPPORTUNITY REIT II, INC.

June 3, 2016	By:	/s/ Alan F. Feldman
Alan F. Feldman
Chief Executive Officer
(Principal Executive Officer)

Independent Auditor's Report

To the Stockholders of
Resource Real Estate Opportunity REIT II, Inc.

Report on the Statement
We have audited the accompanying statement of revenues and certain operating expenses (the “Statement”) of Riverlodge (the “Property”) for the year ended December 31, 2015, and the related notes to the Statement.
Management’s Responsibility for the Statement
Management is responsible for the preparation and fair presentation of the Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statement that is free from material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statement.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 to the Statement of the Property for the year ended December 31, 2015, in accordance with accounting principles generally accepted in the United States of America.
Basis of Accounting
As described in Note 1 to the Statement, the accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Resource Real Estate Opportunity REIT II, Inc.), and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ RSM US LLP
Philadelphia, Pennsylvania
June 3, 2016

Riverlodge
Statement of Revenues and Certain Operating Expenses
For the Year Ended December 31, 2015

Year Ended December 31, 2015
Revenues:
Rental Income	$5,586,985
Other Income	709,558
Total Revenues	6,296,543

Certain Operating Expenses:
Operating expenses	1,967,558
Real estate taxes	1,325,808
Insurance	106,136
Management fees	156,311
Total Certain Operating Expenses	3,555,813
Revenues in excess of Certain Operating Expenses	$2,740,730

See accompanying notes.

Riverlodge
Notes to Statement of Revenues and Certain Operating Expenses
For the the Year Ended December 31, 2015

NOTE 1. Basis of Presentation
On March 23, 2016, Resource Real Estate Opportunity REIT II, Inc. (the "Company") purchased Riverlodge (the "Property"), a multifamily community located in Austin, Texas, from unaffiliated sellers.
The statement of revenues and certain operating expenses (the “Statement”) has been prepared for the purpose of complying with the provision of Article 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Statement includes the historical revenues and certain operating expenses of the Property, exclusive of interest expense, depreciation and amortization, and corporate expenses. Amounts included in property management fees include routine compensation paid to a third party managing property operations. The apartment complex was purchased for $57 million, excluding closing costs.
In the opinion of the Company’s management, all adjustments necessary for a fair presentation of the Statement for the year ended December 31, 2015 have been included. Such adjustments consisted of normal recurring items.
NOTE 2. Summary of Significant Accounting Policies
Use of Estimates
The preparation of the statement of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.
Revenue Recognition
Revenue is derived from the rental of residential housing units with lease agreement terms of generally one year or less. The Property recognizes rent as income on a straight line basis over the term of the related lease. Included within other income is tenant reimbursement income consisting of charges billed to tenants for trash removal, water, sewer and garage income, and other income amounts such as administrative, application and late fees, all of which are recognized in income as earned.
NOTE 3. Subsequent Events
The Property's management evaluated all events and transactions that occurred after December 31, 2015 through June 3, 2016, the date the statement of revenues and certain operating expenses was available to be issued. During this period, the Property did not have any material subsequent events other than as disclosed in Note 1.

Unaudited Pro Forma Consolidated Financial Information

On March 23, 2016, Resource Real Estate Opportunity REIT II, Inc. (the “Company”) purchased Riverlodge, a multifamily community, from an unaffiliated seller. The apartment complex was purchased for $57 million excluding closing costs, and was funded from the capital of the Company and the assumption of a mortgage on the property.

The following unaudited pro forma consolidated balance sheet as of December 31, 2015 and consolidated statement of comprehensive loss for the year ended December 31, 2015 are presented as if the Company had acquired Riverlodge on January 1, 2015.  The footnotes to the pro forma financial statements provide details of the pro forma adjustments.  The Company believes that all material adjustments necessary to reflect the effects of the acquisition have been made.

This unaudited pro forma consolidated financial information should be read in conjunction with the historical consolidated financial statements and notes thereto as filed in the Company’s annual report on Form 10-K for the year ended December 31, 2015, and are not necessarily indicative of what the actual financial position or comprehensive loss would have been had the Company completed the transaction as of the beginning of the period presented, nor is it necessarily indicative of future results.

Resource Real Estate Opportunity REIT II, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
December 31, 2015

	December 31, 2015	Pro Forma Adjustments		December 31, 2015
	(a)			(Pro Forma)
ASSETS
Investments:
Rental property, net	$387,325,084	$55,465,581	(b)	$442,790,665
Identified intangible assets, net	3,882,268	1,534,419	(b)	5,416,687
	391,207,352	57,000,000		448,207,352

Cash	180,826,410	14,037,697	(c)	194,864,107
Restricted cash	3,900,512	—		3,900,512
Tenant receivables	17,317	—		17,317
Due from related parties	363,412	—		363,412
Subscriptions receivable	7,613,274	—		7,613,274
Prepaid expenses and other assets	2,259,979	61,715	(b)	2,321,694
Deferred offering costs	1,937,301	—		1,937,301
Deferred financing costs, net	2,467,719	316,316	(b)	2,784,035
Total assets	$590,593,276	$71,415,728		$662,009,004

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Mortgage notes payable	$155,384,874	$28,765,248	(b)	$184,150,122
Accounts payable and accrued expenses	5,110,465	91,173	(b)	5,201,638
Due to related parties	6,034,602	—		6,034,602
Tenant prepayments	313,971	9,765	(b)	323,736
Security deposits	572,482	83,064	(b)	655,546
Distribution payable	2,777,827	—		2,777,827
Derivative liability	126,760	—		126,760
Total liabilities	170,320,981	28,949,250		199,270,231

Stockholders' equity:
Preferred stock (par value $.01; 10,000,000 shares authorized, none issued and outstanding)	—	—		—
Convertible stock (par value $.01; 50,000 shares authorized, 50,000 shares issued and outstanding)	500	—		500
Common stock (par value $.01; 1,000,000,000 shares authorized, 52,696,985 shares issued and outstanding)	525,619	43,355	(c)	568,974
Additional paid-in-capital	465,449,007	42,423,123	(c)	507,872,130
Accumulated other comprehensive loss	(116,575)	—		(116,575)
Accumulated deficit	(45,586,256)	—		(45,586,256)
Total stockholders' equity	420,272,295	42,466,478		462,738,773
Total liabilities and stockholders' equity	$590,593,276	$71,415,728		$662,009,004
See accompanying notes to unaudited pro forma consolidated financial statements

Resource Real Estate Opportunity REIT II, Inc.
Notes to Unaudited Pro Forma Consolidated Balance Sheet
December 31, 2015

a.	Reflects the Company’s historical consolidated balance sheet as of December 31, 2015.

b.
Reflects the increase in assets and liabilities acquired as a result of the acquisition.  The Company paid the purchase price of $57 million from the capital of the Company and the assumption of a mortgage on the property.

c.	Reflects the capital raised during the period January 1, 2016 through the date of acquisition, March 23, 2016, net of the cash needed for the acquisition.

Resource Real Estate Opportunity REIT II, Inc.
Unaudited Pro Forma Consolidated Statement of Comprehensive Loss
For the Year Ended December 31, 2015

	For the Year Ended December 31, 2015	Pro Forma Adjustments		For the Year Ended December 31, 2015
	(a)			(Pro Forma)
Revenues:
Rental income	$14,660,642	$6,296,542	(b)	$20,957,184
	14,660,642	6,296,542		20,957,184

Expenses:
Rental operating	8,234,966	3,399,502	(b)	11,634,468
Acquisition costs	9,136,077	1,380,024	(d)	10,516,101
Management fees - related parties	2,435,113	993,412	(c)	3,428,525
General and administrative	3,689,380	—		3,689,380
Loss on disposal of assets	1,680,024	—		1,680,024
Depreciation and amortization expense	9,269,620	3,279,579	(e)	12,549,199
Total expenses	34,445,180	9,052,517		43,497,697
Loss before other income (expense)	(19,784,538)	(2,755,975)		(22,540,513)

Other income (expense):
Interest income	128,679	—		128,679
Interest expense	(2,516,071)	(1,140,361)	(f)	(3,656,432)
Net loss	(22,171,930)	(3,896,336)		(26,068,266)

Other comprehensive loss:
Designated derivatives, fair value adjustment	(82,107)	—		(82,107)
Comprehensive loss	$(22,254,037)	$(3,896,336)		$(26,150,373)

Weighted average shares outstanding	24,230,032			24,230,032

Basic and diluted loss per common share	$(0.92)			$(1.08)

See accompanying notes to unaudited pro forma consolidated financial statements

Resource Real Estate Opportunity REIT II, Inc.
Notes to Unaudited Pro Forma Consolidated Statement of Comprehensive Loss
For the Year Ended December 31, 2015

a.	Reflects the Company’s historical consolidated operations for the year ended December 31, 2015.

b.	Reflects operating activity from January 1, 2015 to December 31, 2015 for the acquisition made during the quarter ended March 31, 2016.

c.
Reflects the asset management fee associated with the acquisition.  The asset is managed by Resource Real Estate Opportunity Advisor II, LLC, a related party of the Company. The asset management fee is 1% of the asset’s cost for the year ended December 31, 2015. Also, reflects the property management fee associated with the acquisition. The property is managed by Resource Real Estate Opportunity Manager II, LLC, a related party of the Company. The property management fee is 4.5% of gross receipts for the year ended December 31, 2015.

d.	Acquisition expenses are non-recurring and have been included for the 2016 acquisition.

e.
Reflects the additional depreciation for the building and improvements incurred as a result of the acquisition.  Building depreciation is expensed over the property’s estimated useful life of 27.5 years and improvements are depreciated over their estimated useful lives ranging from three to 15 years. In-place leases are amortized over six months.

f.	Reflects interest expense and amortization of deferred financing costs associated with the debt assumed with the acquisition.